UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 SCHEDULE 14A INFORMATION Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ) Filed by the Registrant ☒ Filed by a party other than the Registrant  o Check the appropriate box: o Preliminary Proxy Statement  o Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))  o Definitive Proxy Statement  o Definitive Additional Materials  ý Soliciting Material under Rule 14a-12 VEEVA SYSTEMS INC. (Name of Registrant as Specified In Its Charter) (Name of Person(s) Filing Proxy Statement, if Other Than The Registrant) Payment of Filing Fee (Check the appropriate box): ý No fee required.  o Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies: (2) Aggregate number of securities to which transaction applies: (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): (4) Proposed maximum aggregate value of transaction: (5) Total fee paid: $  o Fee paid previously with preliminary materials.  o Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing. (1) Amount Previously Paid: (2) Form, Schedule or Registration Statement No.: (3) Filing Party: (4) Date Filed:

Filed by Veeva Systems Inc. Pursuant to Rule 14a-12 Under the Securities Exchange Act of 1934 Commission File No.: 001-36121

The following are screenshots of a portion of Veeva Systems Inc.’s website regarding potentially becoming a public benefit corporation. The excerpts contain only those portions of the website relating to potentially becoming a public benefit corporation.

The URL for the following matter: https://www.veeva.com/pbc/

ContGct Sales 866-417-3024 Support Center Req o'ls ► Industr es ► weeva Products Services Customers Resources Events About Veeva O. Search About Veeva's Proposed Conversion to a PBC Background A PBC is a for-profit corporation that has also adopted a pubic benefit purpose. Our proposed public benefit purpose is to help make the industries we serve more productive and create high-quality employment opportunities. This aligns with our work to deliver technology, data, and services to support life sciences companies in their mission to improve and extend life. With a focus on supporting the industry's most critical functions from clinical trials through commercialization, we help customers more efficiently and effectively get the right treatments to the right patients. Long-term View We see a conversion to a PBC as beneficial to our long-term financial results. It can give customers even greater confidence that our interests are not only well aligned today but will remain that way. We also believe a PBC structure will help us attract more talented people to Veeva. Leading If we convert, we would be the first large, U.S. public company to become a PBC, which follows our history of leading in areas that will advance the company, the industries we serve, and our stakeholders over the long-term.

The URL for the following matter: https://hbr.org/2020/05/3-ways-to-put-your-corporate-purpose-into-action

REGULATION 3 Ways to Put Your Corporate Purpose into Action by Robert G. Eccles , Leo E. Strine and Timothy Youmans May 13, 2020 Daniel Grizelj/Getty Images When leading money managers embrace the need for corporations to be socially responsible and the Business Roundtable (BRT) declares that the purpose of a corporation is “to create value for all stakeholders,” it is safe to say that purpose has gone mainstream in the corporate narrative. A consensus is emerging that society and diversified investors are best served by companies that focus on sustainable value creation and respect the legitimate interests of all stakeholders, not just stockholders. But how can these high ideals be put into practice? That corporate employees and host communities have borne /

the brunt of the economic effects of the current pandemic only underscores the deepening sense that our corporate governance system’s empowerment of the stock market has undermined the fairness of our economy. If companies and institutional investors are serious about responsible, sustainable wealth creation in a manner fair to all corporate stakeholders, then they must match high-minded rhetoric about purpose with accountability. This will require a new governance form that makes a company’s obligations to fulfill its purpose enforceable. For such a governance form to be effective, however, it must require two conditions to be met. First, companies must be clear about what their purpose is. Every company’s board of directors should publish a stakeholder-inclusive “Statement of Purpose” that defines the positive contribution to society the company will make, and the steps it will take to eliminate its negative impact on society. The board chair or lead independent director and the governance committee should take the lead in drafting it. It must be unique, and not be so generic it applies to all industry competitors. (The Swedish private equity firm EQT exemplifies this in the “Statement of Purpose” published in its 2019 Annual Report [p.111.]) The second step is for companies to adopt integrated reporting that allows investors and other stakeholders to evaluate the company’s success in achieving its purpose. For instance, Philip Morris International (PMI) recently issued a statement of purpose (pp. 3-5 in its 2020 Proxy Statement) to phase out cigarettes and replace them with reduced risk products. But this eyebrow-raising example will make even the optimistic among us ask: How will we know that PMI and other companies are living up to these promises? The good news is that metrics exist that enable the public to hold corporations accountable for meeting their stated purpose. Frameworks for companies to report their performance on material ESG issues such as on environmental responsibility and fair treatment of workers, in a way that is integrated efficiently with their financial accounting disclosures, are gaining acceptance. Corporations are adopting the Global Reporting Initiative (GRI) /

standards, the Sustainability Accounting Standards Board (SASB) standards, and the recommendations of the Task Force on Climate-related Financial Disclosures (TFCD), accelerating the movement toward full integrated reporting. But even with the widespread adoption of statements of purpose and the increased use of integrated reporting frameworks to communicate companies’ progress toward enacting business purpose, a crucial, final step remains: making a company’s commitment to its purpose enforceable. Here, a new form of governance is required. In a majority of American states today, the law explicitly allows corporate directors to give weight to the interests of stakeholders but, in reality, this rarely happens. The reason is simple: In none of those states do corporate boards have a “shall” duty to act with fair regard to workers, the environment, and the community. At best, corporate boards and managers who answer only to one constituency — the stockholders — “may” give weight to other stakeholders so long as they can do so and satisfy a stock market hungry for immediate returns. In the leading jurisdiction, Delaware, management may treat other stakeholders well so long as there are rational relating benefits to stockholders. But, under the famous Revlon case, (Revlon, Inc. v. MacAndrews & Forbes Holdings, Inc., 506 A.2d 173 (Del. 1986)), all that matters in a sale of the corporation is what buyer will pay the highest price. Stakeholder concerns go out the window. As a practical matter, therefore, virtually all American public corporations are governed by rules that provide power only to stockholders, and none to other stakeholders. Given the sharply increased power of institutional investors and the decline in worker leverage in recent decades, it should not be surprising that American workers have seen their historical share of the gains from increased corporate profitability drop sharply. Nor should it be surprising that many corporations have sought stock-market pleasing profits through unethical and risky behavior resulting in consumer and environmental harm. So how to resolve this legal impasse? A recent innovation offers a sensible answer. Before the current moment, a movement centered on corporate purpose existed that went beyond rhetoric to develop a form of business entity — the benefit corporation — that puts legal /

force behind the idea that a business should have a positive purpose, commit to do no harm, seek sustainable wealth creation, and treat all its stakeholders with equal respect. Under Delaware’s leading statute allowing corporations to adopt that model, benefit corporations must have a statement of purpose, and act with due regard to society, the environment, and all corporate stakeholders. Even in a sale of the company, directors must protect the interests of the workers, consumers, and communities served by the corporation, and they cannot sell to a callous buyer just because it offers the highest price. Not only that, the statute allows stockholders — such as socially responsible investment funds and universal investors like index funds — to sue to make the company honor its purpose and duty to stakeholders. The model is conservative in that it does not give other stakeholders enforcement rights, but depends on the existence of stockholders who give real weight to social responsibility and respect for other stakeholders. And the model preserves the strong protections against managerial self-dealing essential to all stakeholders. But by modifying the Revlon rule, imposing a “shall” duty toward stakeholders, and enabling stockholder suits to enforce the company’s mandatory duties, the model gives genuine meaning to purpose. Likewise, by requiring that public benefit corporations adopt metrics to measure their performance against their statement of purpose and report their results, the statute creates the information flow essential to accountability. Thus, the Delaware benefit corporation model incorporates our first two steps and takes the critical third step of making the corporation’s duty to fulfill its statement of purpose, and respect stakeholders and society, binding. The current pandemic’s negative effect for corporate stakeholders, like workers, creditors, and company communities, underscores the value of the Delaware benefit corporation model. The CARES Act’s short-term limits on stock buybacks, dividends, and executive compensation for companies getting federal funding are understandable attempts to address the symptoms of the problem. The underlying problem will be even better addressed by durable reforms requiring large companies receiving government subsidies to convert to benefit corporation status. This would put us on the path toward a much /

fairer and less risky economic system that respects the fundamental value of the workers and communities (both critical to the capitalist system) and that focuses on environmentally responsible, sustainable growth. Just one thing has to happen to make the benefit corporation model the dominant form of corporate governance in U.S. capital markets: The Business Roundtable and mainstream institutional investors must rally behind it. If the Business Roundtable supports conversion of their public companies to this model, their mere “trust us, we care” words will become those of accountable leaders who embrace an enforceable obligation to others. But corporate leaders cannot succeed unless institutional investors, such as BlackRock, Fidelity, State Street, and Vanguard, and organizations like the Council of Institutional Investors, also walk their talk on corporate purpose and on the value of stakeholders. These and other large investors have demonstrated that their voting clout can move the market. If they support public companies in converting to benefit corporation status, our corporate governance system can change for the better — fast. The question, therefore, is not whether there is a sensible way to make purpose meaningful, it is whether the powerful players that dominate American corporate governance will come together to make it happen. Robert G. Eccles is a visiting professor of management practice at Saïd Business School, Oxford University, and a senior adviser to the Boston Consulting Group. Leo E. Strine, Jr. is an adjunct professor at the University of Pennsylvania and Harvard Law Schools,   the former chief justice and chancellor of Delaware, and is currently of counsel at Wachtell, Lipton, Rosen & Katz. Timothy Youmans is Lead-North America, EOS at Federated Hermes. /

This article is about REGULATION  Follow This Topic Related Topics: Sustainability | Economics & Society /

The URL for the following matter: https://papers.ssrn.com/sol3/papers.cfm?abstract_id=2539098

https://papers.ssrn.com/sol3/papers.cfm?abstract_id=2539098 University of Pennsylvania Law School ILE INSTITUTE FOR LAW AND ECONOMICS A Joint Research Center of the Law School, the Wharton School, and the Department of Economics in the School of Arts and Sciences at the University of Pennsylvania RESEARCH PAPER NO. 14-41 Making It Easier for Directors to "Do the Right Thing"? Leo E. Strine, Jr. GOVERNMENT OF THE STATE OF DELAWARE - SUPREME COURT OF DELAWARE; HARVARD LAW SCHOOL; UNIVERSITY OF PENNSYLVANIA LAW SCHOOL This paper can be downloaded without charge from the Social Science Research Network Electronic Paper Collection: http://ssrn.com/abstract=2481061 Electronic copy available at: http://ssrn.com/abstract=2539098

\\jciprod01\productn\H\HLB\4-2\HLB204.txt unknown Seq: 1 29-SEP-14 8:42 MAKING IT EASIER FOR DIRECTORS TO “DO THE RIGHT THING”? BY LEO E. STRINE, JR.* ABSTRACT Some scholars argue that managers should take constituencies other than stockholders into account when running a corporation, and refuse to put short- term profit for stockholders over the best interests of the corporation’s employ- ees, consumers, and communities, as well as the environment and society gener- ally. In other words, they argue that managers should “do the right thing,” while ignoring that in the current corporate accountability structure, stockhold- ers are the only constituency given any enforceable rights, and thus are the only one with substantial influence over managers. Few commentators have pro- posed real solutions that would give corporate managers more ability and greater incentives to consider the interests of other constituencies. This Article posits that benefit corporation statutes have the potential to change the accountability structure within which managers operate. These stat- utes create incremental reform that puts actual power behind the idea that cor- porations should “do the right thing.” Certain provisions of the Delaware benefit corporation statute are discussed as an example of how these statutes can create a meaningful shift in the balance of power that will in fact give cor- porate managers more ability to and impose upon them an enforceable duty to “do the right thing.” But this Article acknowledges that several important questions must be an- swered to determine whether benefit corporation statutes will have the durable, systemic effect desired. First, the initial wave of entrepreneurs who form benefit corporations must demonstrate a genuine commitment to social responsibility to preserve the credibility of the movement. Second, because the benefit corpora- tion model relies on stockholders to enforce the duties to other constituencies, socially responsible investment funds must be willing to vote their long-term consciences instead of cashing in for short-term gains. To that end, it is crucial that benefit corporations show that doing things “the right way” will be profita- ble in the long run. Third, benefit corporations must pass the “going public” test. Finally, subsidiaries that are governed as benefit corporations must honor their commitments and grow successfully, if the movement is to grow to scale. Among scholars and commentators, whose values and objectives I re- spect, there is a tendency I confess to finding a tad na¨ıve and tiring: their propensity to admonish the directors and top executives of American public corporations to “do the right thing” and to consider the interests of constitu- encies other than stockholders as on the same par.1 They base these lectures * Chief Justice, Delaware Supreme Court; Adjunct Professor of Law, University of Penn- sylvania Law School; Austin Wakeman Scott Lecturer in Law, Harvard Law School; Senior Fellow, Harvard Program on Corporate Governance; Adjunct Professor of Law, Vanderbilt University School of Law; Henry Crown Fellow, Aspen Institute. 1 See, e.g., LYNN STOUT, THE SHAREHOLDER VALUE MYTH: HOW PUTTING SHAREHOLDERS FIRST HARMS INVESTORS, CORPORATIONS, AND THE PUBLIC (2012); Margaret M. Blair & Lynn A. Stout, A Team Production Theory of Corporate Law, 85 VA. L. REV. 247, 253 (1999) (“[B]oards exist not to protect shareholders per se, but to protect the enterprise-specific in- Electronic copy available at: http://ssrn.com/abstract=2539098

\\jciprod01\productn\H\HLB\4-2\HLB204.txt unknown Seq: 2 29-SEP-14 8:42 236 Harvard Business Law Review [Vol. 4 on two key legal arguments. The first is the notion that American corporate law has a strong republican character, which gives the board of directors wide discretion to govern the firm during their tenure.2 The second and more contestable proposition is that except for a situation when directors are pro- posing to sell control of the corporation, the directors may give the best interests of corporate constituencies such as employees, consumers, and the communities in which the firm operates equal weight to the best interests of stockholders when making decisions.3 In other words, the ends of corporate governance, in this vision, give no greater weight to stockholders’ welfare than the welfare of other corporate constituencies, and indeed, society as a whole. vestments of all the members of the corporate “team,” including shareholders, managers, rank and file employees, and possibly other groups, such as creditors.”); Einer Elhauge, Sacrificing Corporate Profits in the Public Interest, 80 N.Y.U. L. REV. 733, 783–96 (2005) (arguing that corporate managers should and do have the discretion to sacrifice corporate profits in favor of the public interest and that corporate managers should exercise their discretion to sacrifice corporate profits in the name of overall social efficiency); Lawrence E. Mitchell, The Legiti- mate Rights of Public Shareholders, 66 WASH. & LEE L. REV. 1635, 1639 (2009) (“[T]he principal purpose of corporations, public as well as private, is to make things and sell things, to provide services to customers, and in the process, to employ people, all to the ends of wealth creation, economic growth, and social welfare.”); Donald E. Schwartz, Proxy Power and So- cial Goals—How Campaign GM Succeeded, 45 ST. JOHN’S L. REV. 764, 770 (1971) (“Corpo- rate economic planning must be influenced by considerations other than those which predominate at this time. Socially responsible conduct by a corporation cannot be an after- thought, like a quarter in a blind man’s cup. It must be a basic ingredient in the conduct of the corporation’s mission.”); Laura Merriman, Will Walmart Finally Do the Right Thing?, HUF- FINGTON POST (July 15, 2013, 3:18 PM), http://www.huffingtonpost.com/laura-merriman/ post_5189_b_3587119.html (admonishing Walmart for failing to protect garment factory workers); Steven Pearlstein, How the Cult of Shareholder Value Wrecked American Business, WASH. POST, Sept. 6, 2013, http://www.washingtonpost.com/business/economy/businesses-fo- cus-on-maximizing-shareholder-value-has-numerous-costs/2013/09/05/bcdc664e-045f-11e3- a07f-49ddc7417125_story.html (criticizing the stockholder wealth maximization norm); THE CLARKSON CENTRE FOR BUSINESS ETHICS AND BOARD EFFECTIVENESS, PRINCIPLES OF STAKE- HOLDER MANAGEMENT (1999), available at http://www.rotman.utoronto.ca/-/media/Files/Pro- grams-and-Areas/Institutes/Clarkson/Principles%20of%20Stakeholder%20Management.pdf (“Principle 1: Managers should acknowledge and actively monitor the concerns of all legiti- mate stakeholders, and should take their interests appropriately into account in decision-mak- ing and operations.” (emphasis added)). 2 The argument that the board of directors has wide discretion to govern the firm, includ- ing discretion to consider ends other than stockholder wealth maximization, is often grounded in the business judgment rule and in the language of section 141 of the Delaware General Corporation Laws, which provides that “the business and affairs of every corporation . . . shall be managed by or under the direction of a board of directors . . . .” DEL. CODE ANN. tit. 8, § 141 (2013). For an example of a scholar arguing that the board of directors has discretion to pursue ends other than stockholder wealth maximization, see Elhauge, supra note 1, at 770–72 (arguing that even if directors are nominally required to pursue profit maximization, the busi- ness judgment rule affords directors such wide and substantial deference that they can exercise their discretion to sacrifice corporate profits in the public interest, because some relationship between the public interest and long run profitability can almost always be conceived). 3 See STOUT, supra note 1, at 31 (“It is only when a public corporation is about to stop being a public corporation that directors . . . must embrace shareholder wealth as their only goal.”); Elhague, supra note 1 at 776–83 (arguing that directors have the discretion to consider other interests even when it results in a sacrifice of corporate profits because doing so in- creases overall stockholder welfare even if it does not increase stockholder profits). Electronic copy available at: http://ssrn.com/abstract=2539098

\\jciprod01\productn\H\HLB\4-2\HLB204.txt unknown Seq: 3 29-SEP-14 8:42 2014] Making It Easier For Directors To “Do The Right Thing”? 237 In this vision, corporate directors are trustees of societal institutions, charged with responsibly balancing the best interests of all of those who are affected by their firms’ actions. This is especially the case for so-called inde- pendent directors, because they are assumed to have no material dependence on their continued service in office that would disable them from playing this high-minded role, even if that means angering stockholders and endan- gering their chances for reelection. Of course, in recognition of some realities that are difficult to ignore, proponents of this idealized position go to strenuous lengths to make two points. As a legal matter, they passionately argue that those who say that corporate law requires that directors must, within the discretion afforded to them by positive law, make stockholder welfare the sole end of corporate governance are simply wrong and have misread the precedent.4 As a related policy matter, they argue that policymakers should resist giving any more power to stockholders than they already possess, because to do so would be adverse to the best interests of society in having public corporations create sustainable wealth in a responsible and ethical fashion.5 Because many of the most active stockholders have a short-term focus, giving them too much in- fluence could negatively affect a board’s ability to chart a long-term course that is both profitable for stockholders and respectful of the company’s workers, consumers, communities, and the environment.6 In this essay, I do not engage with either of these contestable lines of argument. For present purposes, what is interesting is that even if one ac- cepts that those who manage public corporations may, outside of the corpo- rate sales process, treat the best interests of other corporate constituencies as an end equal to the best interests of stockholders,7 and believes that stock- holders should not be afforded additional influence over those managers, those premises do very little to actually change the managers’ incentives in a 4 See, e.g., STOUT, supra note 1, at 25–29, 32 (arguing that “[a]s far as the law is con- cerned, maximizing shareholder value is not a requirement; it is just one possible corporate objective out of many;” describing the holding of the iconic Dodge v. Ford, which is often cited to support the proposition that directors have an enforceable legal duty to maximize shareholder wealth, as “mere dicta in an antiquated case;” and claiming that courts “refuse to hold directors of public corporations legally accountable for failing to maximize shareholder wealth”) (citing Dodge v. Ford Motor Co., 170 N.W. 668 (Mich. 1919)); Elhague, supra note 1, at 764–76 (arguing that there is no legally enforceable duty to maximize profits and that Dodge v. Ford does not really support the claim that this duty exists). 5 See, e.g., STOUT, supra note 1, at 63–73 (describing problems created by increased stockholder power and the increased emphasis on short-term earnings). 6 See, e.g., LAWRENCE E. MITCHELL, CORPORATE IRRESPONSIBILITY 153 (2001) (arguing that we should “create incentives for stockholders to behave more like long-term investors, thereby giving management the space and room it needs to manage for the long term in a responsible and accountable manner”); STOUT, supra note 1, at 67–71 (arguing that activist “mutual funds and hedge funds pressure directors and executives to pursue myopic business strategies that don’t add lasting value”). 7 But see Revlon, Inc. v. MacAndrews & Forbes Holdings, Inc., 506 A.2d 173, 182 (Del. 1986) (holding that “concern for non-stockholder interests is inappropriate when an auction among active bidders is in progress, and the object no longer is to protect or maintain the corporate enterprise but to sell it to the highest bidder”).

\\jciprod01\productn\H\HLB\4-2\HLB204.txt unknown Seq: 4 29-SEP-14 8:42 238 Harvard Business Law Review [Vol. 4 way that would encourage them to consider the interests of anyone other than stockholders. Why? For starters, it is no small thing for the interests of other constituencies to be given no weight when a public corporation is sold. Mergers and acqui- sitions are a regular part of business in today’s dynamic markets, and corpo- rate sales are therefore not aberrational but are an expected part of a corporate life cycle.8 If, in the important context of a change of control trans- action, the only constituency whose best interests must be considered is stockholders, other constituencies’ interests are decidedly not equal, because how these constituencies will be treated by the new owner is a matter of real-world importance. For another thing, even if corporate law supposedly grants directors the authority to give other constituencies equal consideration to stockholders outside of the sale context, it employs an unusual accountability structure to enable directors to act as neutral balancers of the diverse, and not always complementary, interests affected by corporate conduct. In that accountabil- ity structure, owners of equity securities are the only constituency given any rights. Stockholders get to elect directors.9 Stockholders get to vote on merg- ers and substantial asset sales.10 Stockholders get to inspect the books and records.11 Stockholders get the right to sue.12 No other constituency is given any of these rights. That is even true in those American states that have enacted so-called “constituency statutes.” These statutes grant a board of directors the author- ity to consider the best interests of other corporate constituencies when run- ning a sales process or deciding whether to accept a takeover offer. But these statutes are weak brew for other constituencies because they generally do not require boards to give weight to their interests, but simply allow them to do so.13 And more importantly, none of those statutes affords any other constit- 8 See Mark Roe, Delaware’s Shrinking Half-Life, 62 STAN. L. REV. 125, 133 (2009) (not- ing that for the period from 1997 to 2008 there was a steady annual turnover rate of around ten percent, meaning that about one-tenth of Delaware’s firms exit and are replaced by new firms every year, and attributing this turnover to, among other things, mergers and acquisitions of Delaware corporations). 9 DEL. CODE ANN. tit. 8, § 211(b) (2011). 10 Id. § 251(c); id. § 271(a). 11 Id. § 220(b). 12 Id. § 327 (granting stockholders the right to file derivative suits). 13 See Stephen M. Bainbridge, Interpreting Nonshareholder Constituency Statutes, 19 PEPP. L. REV. 971, 987 (1992) (explaining that “most [constituency] statutes are permissive. Directors ‘may,’ but need not, take nonshareholder interests into account. There are no express constraints on the directors’ discretion in deciding whether to consider nonshareholder interests and, if they decide to do so, which constituency groups’ interests to consider”). For examples of permissive constituency statutes, see 15 PA. CONS. STAT. § 1715 (2013) (providing that a board of directors “may, in considering the best interests of the corporation, consider) [t]he effects of any action upon any or all groups affected by such action, including shareholders, employees, suppliers, customers and creditors of the corporation, and upon communities in which offices or other establishments of the corporation are located” and specifying that the board of directors “shall not be required . . . to regard any corporate interest or the interests of any particular group affected by such action as a dominant or controlling interest or factor”).

\\jciprod01\productn\H\HLB\4-2\HLB204.txt unknown Seq: 5 29-SEP-14 8:42 2014] Making It Easier For Directors To “Do The Right Thing”? 239 uency the right to vote on a merger or acquisition or even to sue to enforce the permissive terms of the statute.14 As a result, even if it were the case that corporate directors and manag- ers were well suited to act as the guardians of employees, consumers, the environment, and society generally, the accountability structure within which they operate in the United States is tilted heavily toward one specific constituency: stockholders. It may be that in prior eras, the stockholder con- stituency was docile and disaggregated, giving corporate directors space to give more equal consideration to other constituencies, but that has not been close to true for a long time.15 In fact, the regularity of withhold campaigns, proxy contests, stockholder proposals to eliminate takeover defenses, stock- holder proposals to increase stockholder power over key areas of corporate decision-making, and activist campaigns to change corporate business plans is bemoaned by those who view the job of directors as balancing the best interests of all corporate constituencies.16 Their concern is natural because power matters and because the notion that independent directors are pre- pared to stand on principle, rather than compromise it—even if that means a loss of office—has not been borne out by experience. Within less than a decade, independent directors have either done a 180o in principle on the utility of a classified board or have decided that they would rather abandon a (emphasis added); N.Y. BUS. CORP. LAW § 717(b) (McKinney 2013) (“[A] director shall be entitled to consider, without limitation . . . (i) the prospects for potential growth, development, productivity and profitability of the corporation; (ii) the corporation’s current employees; (iii) the corporation’s retired employees and other beneficiaries receiving or entitled to receive re- tirement, welfare or similar benefits from or pursuant to any plan sponsored, or agreement entered into, by the corporation; (iv) the corporation’s customers and creditors; and (v) the ability of the corporation to provide, as a going concern, goods, services, employment opportu- nities and employment benefits and otherwise to contribute to the communities in which it does business.”) (emphasis added); MINN. STAT. ANN. § 302A.251 (West 2013) (“[A] direc- tor may, in considering the best interests of the corporation, consider the interests of the corpo- ration’s employees, customers, suppliers, and creditors, the economy of the state and nation, community and societal considerations, and the long-term as well as short-term interests of the corporation and its shareholders . . . .”) (emphasis added). 14 See Bainbridge, supra note 13, at 987 (noting that the statutes do not create new director R fiduciary duties running to nonshareholder constituencies or give nonshareholders standing under the statutes to seek judicial review of a director’s decision). 15 See JOHN C. BOGLE, THE CLASH OF THE CULTURES: INVESTMENT VS. SPECULATION 37–39 (2012) (describing the shift in corporate ownership that began in the 1950s from disag- gregated ownership by individual investors to concentrated ownership by institutional inves- tors); Jeffrey N. Gordon, The Rise of Independent Directors in the United States, 1950–2005: Of Shareholder Value and Stock Market Prices, 59 STAN. L. REV. 1465, 1521–22 (2007) (ex- plaining that the concentration of equity ownership in the hands of large institutional investors “created a class of shareholders singularly focused on shareholder value”). 16 See Iman Antwabi & Lynn A. Stout, Fiduciary Duties for Activist Shareholders, 60 STAN. L. REV. 1255, 1255, 1276, 1296 (2008) (observing that “activist investors willing to mount public relations campaigns, initiate litigation, and launch proxy battles to pressure cor- porate officers and directors into following their preferred business strategy” have emerged in recent years, pointing out that those activist investors often suffer from conflicts of interest with the corporation’s other stockholders, and arguing that, when a shareholder has the ability to influence the outcome of a particular corporate decision in which it has a conflict of interest, that shareholder should owe fiduciary duties).

\\jciprod01\productn\H\HLB\4-2\HLB204.txt unknown Seq: 6 29-SEP-14 8:42 240 Harvard Business Law Review [Vol. 4 staggered board than face withhold campaigns or proxy contests for oppos- ing stockholder demands to get rid of that board structure.17 Likewise, when faced with withhold campaigns or proxy contests or activist campaigns, the typical board reaction is to compromise.18 In suggesting that power matters, I do not mean to condemn corporate directors or suggest that they do not try to chart responsible policies within the practical context within which they are required to act. Quite the oppo- 17 See Classified Boards Year Over Year, SHARKREPELLENT.NET (providing data that indi- cates that the number of S&P 1500 companies with classified boards dropped from 904 in 1998 to 555 in 2012) (on file with author); Guhan Subramanian, Delaware’s Choice, 39 DEL. J. CORP. L. (forthcoming 2014) (manuscript at 9), available at http://ssrn.com/abstract= 2355035 (noting that in 2002, sixty percent of firms in the S&P 500 had staggered boards and that by 2012 only eighteen percent of firms in the S&P 500 had staggered boards); SHARE- HOLDER RIGHTS PROJECT, http://srp.law.harvard.edu/ (last visited Jan. 6, 2014) (noting that over eighty percent of companies that received proposals to declassify their boards “engaged” with the Shareholder Rights Project and investors and agreed to move toward annual elections). 18 When activist investors engage in proxy contests or withhold campaigns, there is a high likelihood that they will obtain a material part of their objectives, often by settlement. See 2013 Proxy Season Review: United States, INSTITUTIONAL SHAREHOLDER SERVICES, INC. (Aug. 22, 2013), 47–49, available at http://www.issgovernance.com/files/private/2013ISSUnited StatesPostseasonReport.pdf (depicting dissident win rates in U.S. proxy contests and noting that “[l]arge, well-known activist names . . . have continued to engage their portfolio compa- nies over the past several years, but had generally been able to win concessions or settlements without going all the way to a contested election”). The settlement rate is probably understated because it is likely that directors will engage with activists and reach a compromise before any proxy filing is made and that those settlements will not be reflected in the ISS data. See id.; see also Steven A. Rosenblum, The Shareholder Communications Proxy Rules and Their Practical Effect on Shareholder Activism and Proxy Contests, in AMY L. GOODMAN, JOHN F. OLSON & LISA A. FONTENOT, A PRACTICAL GUIDE TO SEC PROXY AND COMPENSATION RULES § 10.01 (5th ed. 2010 & Supp. 2013), available at http://www.wlrk.com/webdocs/wlrknew/Attorney Pubs/WLRK.22925.13.pdf (“[T]he frequency with which companies are bowing to the wishes of institutional activists, or at least reaching compromise solutions that satisfy the activists, continues to increase. In particular, activist campaigns and pressure have led companies to systematically dismantle their takeover defenses, removing their poison pills or letting them expire, declassifying boards of directors, and otherwise making their companies more vulnera- ble to hostile takeovers.”); id. § 10.03[B] (“In recent years, companies have been more will- ing to make concessions to the activists—to implement proposals advanced by the activists and to seek to negotiate compromises—in order to avoid a shareholder proposal or proxy fight.”); David Benoit, Companies, Activists Declare Truce in Boardroom Battles: Corporate Executives, Directors Find It Cheaper to Negotiate Than Fight, WALL ST. J. (Dec. 9, 2013, 8:01 PM), http://online.wsj.com/news/articles/SB10001424052702303330204579248501076 906672 (“Instead of pulling up the drawbridge as activists approach, corporate executives and directors more often are engaging, concluding that it is easier and cheaper to negotiate rather than resist and risk a public fight, advisers and executives said.”); Michael J. de la Merced, How Elliott and Hess Settled a Bitter Proxy Battle, N.Y. TIMES DEALBOOK (May 16, 2013, 9:11 AM), http://dealbook.nytimes.com/2013/05/16/hess-and-elliott-settle-fight-over-com- panys-board/?_php=true&_type=blogs&_r=0 (noting that “[m]any boardroom battles end not with drawn-out standoffs but with quiet settlements”). Indeed, Brandon Rees, Acting Di- rector of the AFL-CIO Office of Investment, has stated, “We don’t measure value of share- holder resolutions based on them coming to a vote. . . . We measure the effectiveness of shareholder resolutions on changes companies implement voluntarily (in response to them). Scores of companies do so every year.” Barry B. Burr, Union-Backed Shareholder Activism Fails to Increase Value—Report, PENSIONS & INVESTMENTS (May 2, 2013, 3:40 PM), http:// www.pionline.com/article/20130502/ONLINE/130509965/union-backed-shareholder-activism -fails-to-increase-value-8212-report.

\\jciprod01\productn\H\HLB\4-2\HLB204.txt unknown Seq: 7 29-SEP-14 8:42 2014] Making It Easier For Directors To “Do The Right Thing”? 241 site. Like the architects of our federal Constitution,19 I think it is important that governance structures for human institutions be designed with actual human tendencies in mind, which include a propensity to rationalize com- promises of conscience when that is necessary to protect one’s own hide.20 The rules of the game matter immensely in this regard. Even if a corporate manager wishes to pursue profits in a high-minded manner that respects the best interests of other corporate constituencies, if the law allows others not to do so and gives them a chance to seek profits at lower cost, for example, that corporate manager may feel obliged to compromise his sense of integ- rity because of a fear that stockholders will demand that he keep pace with his competitors who are less other-regarding. Thus, it is not surprising that a recent report found that fifty-three percent of financial services executives felt that their career progression would be “tricky” unless they were “flexi- ble” over ethical standards, and the same proportion of respondents also believed that rigid adherence to ethical standards would damage their firm’s competitiveness.21 The possible negative effect of such responsiveness to short-term stockholder demands is also suggested by the stated willingness of many corporate executives to forgo a net present value capital investment when they feared that their ability to meet near-term earnings estimates would be threatened by that decision.22 In the end, American corporate law makes corporate managers account- able to only one constituency—stockholders—and that accountability has 19 See, e.g., THE FEDERALIST NO. 51 (Alexander Hamilton or James Madison) (“It may be a reflection on human nature, that such devices should be necessary to control the abuses of government. But what is government itself, but the greatest of all reflections on human nature? If men were angels, no government would be necessary. If angels were to govern men, neither external nor internal controls on government would be necessary. In framing a government which is to be administered by men over men, the great difficulty lies in this: you must first enable the government to control the governed; and in the next place oblige it to control itself.”). 20 See, e.g., City Capital Assocs. Ltd. P’ship v. Interco Inc., 551 A.2d 787, 796 (Del. Ch. 1988) (“[H]uman nature may incline even one acting in subjective good faith to rationalize as right that which is merely personally beneficial.”). 21 MICHAEL KAPOOR, ECONOMIST INTELLIGENCE UNIT, A CRISIS OF CULTURE: VALUING ETHICS AND KNOWLEDGE IN FINANCIAL SERVICES 9 (2013), available at http://www.cfainsti- tute.org/about/research/surveys/Documents/crisis_of_culture_report.pdf. 22 William W. Bratton & Michael L. Wachter, The Case Against Shareholder Empower- ment, 158 U. PA. L. REV. 653, 702–03 nn.154–55 (2010) (“‘[O]nly fifty-nine percent of . . . executives would approve a high net present value project if it entailed missing earnings by $0.10.’”) (quoting John R. Graham, Campbell R. Harvey & Shivaram Rajgopal, Value De- struction and Financial Reporting Decisions 9–10 (Sept. 6, 2006), available at http://papers. ssrn.com/sol3/papers.cfm?abstract_id=871215); John R. Graham et al., The Economic Impli- cations of Corporate Financial Reporting, 40 J. ACCT. & ECON. 3, 32–35, 35 fig.5 (2005) (finding that nearly eighty percent of chief financial officers surveyed said they would de- crease discretionary spending on research and development to meet earning targets and just over fifty-five percent said they would delay a new project to meet earnings targets even if it meant a small sacrifice in value); Jie (Jack) He & Xuan Tian, The Dark Side of Analyst Cover- age: The Case of Innovation, 109 J. FIN. ECON. 856, 858 (2013) (noting that managers respond to pressure from analysts to meet near-term earnings targets by “boost[ing] current earnings by sacrificing long-term investment in innovative projects that are highly risky and slow in generating revenues”).

\\jciprod01\productn\H\HLB\4-2\HLB204.txt unknown Seq: 8 29-SEP-14 8:42 242 Harvard Business Law Review [Vol. 4 been tightened because of market developments concentrating voting power in institutional investors and information technology innovations easing communication and joint action among stockholders.23 Most commentators who are uncomfortable with this reality spend more time urging directors to lean harder into these headwinds, or complaining about the weather, than they do proposing real world solutions to give corporate managers more space and greater incentives to actually give due regard to other constituen- cies and the best interests of society. That is what is refreshing about the benefit corporation movement. Rather than ignore the importance of the accountability structure within which corporate managers operate, the benefit corporation movement set out to change it. In the liberal tradition of incremental, achievable reform rather than radical renovation, the benefit corporation is a modest evolution that builds on the American tradition of corporate law. But that evolution is po- tentially important because, if it gains broader market acceptance, the benefit corporation model puts some actual power behind the idea that corporations should be governed not simply for the best interests of stockholders, but also for the best interests of the corporation’s employees, consumers, and com- munities, and society generally. The benefit corporation movement is gain- ing momentum. Benefit corporation statutes, or variants on them, have now been adopted in nineteen states and the District of Columbia.24 Of particular interest to me, given my day job, is the adoption by my home state of Delaware of a benefit corporation statute. That statute was the 23 See, e.g., Marshall E. Blume & Donald B. Keim, Institutional Investors and Stock Mar- ket Liquidity: Trends and Relationships (Aug. 21, 2012), at 4, http://www.wharton.upenn.edu/ jacobslevycenter/files/14.12.Keim.pdf (institutional investors held sixty-seven percent of equi- ties by the end of 2010, compared with only about five percent in 1945); Matteo Tonello & Stephan Rabimov, The 2010 Institutional Investment Report: Trends in Asset Allocation and Portfolio Composition, Conference Bd. (2009), at 27, http://www.shareholderforum.com/e- mtg/Library/20101111_ConferenceBoard.pdf (institutional ownership of equities in the 1,000 largest U.S. companies increased from fifty-seven percent in 1994 to sixty-nine percent in 2008); Ronald J. Gilson & Jeffrey N. Gordon, The Agency Costs of Agency Capitalism: Activist Investors and the Revaluation of Governance Rights, 113 COLUM. L. REV. 863, 874–88 (2013) (noting the rise in institutional ownership and describing the causes); PRUDENT PRACTICES FOR INVESTMENT ADVISERS: DEFINING A GLOBAL FIDUCIARY STANDARD OF EXCELLENCE, FIDUCI- ARY360 (2006), at 10, available at http://www.fi360.com/main/pdf/handbook_steward.pdf (noting that “[a]s much as 80 percent of the nation’s liquid, investable wealth is managed by trustees and investment committees”). 24 See S.B. 1238, 51st Leg., Reg. Sess. (Az. 2013) (enacted) (effective Dec. 31, 2014); ARK. CODE ANN. § 4-36 (West 2013); CAL. CORP. CODE §§ 14600-31 (West 2013); H.B. 13- 1138, 69th Gen. Assemb., Reg. Sess. (Co. 2013) (enacted) (effective Apr, 1, 2014) (to be codified at COLO. REV. STAT. § 7-101); DEL. CODE ANN. tit. 8, §§ 361-68 (West 2013); HAW. REV. STAT. §§ 420d-1 to -13 (West 2013); ch. 805, ILL. COMP. STAT. ANN. act 40 (West 2013); LA REV. STAT. ANN. §§ 12:1801-32 (West 2013); MD. CODE ANN., CORPS. & ASS’NS §§ 5-6c- 01 to -08 (West 2013); MASS. GEN. LAWS. ch. 156E (West 2013); Assemb. B. 89, 77th Reg. Sess. (Nev. 2013); N.J. STAT. ANN. § 14A:18 (West, 2013); N.Y. BUS CORP. LAW §§ 1701-09 (McKinney 2013); H.B. 2296, 77th Leg. Assemb., Reg. Sess. (Or. 2013); 15 PA. STAT. ANN. §§ 3301-33 (West 2013); R.I. GEN. LAWS ANN. §§ 7-5.3 (West 2013); S.C. CODE ANN. §33- 38-110 to -600 (2013); VT. STAT. ANN. tit. 11A, §§ 21.01 to .14 (2013); VA. CODE. ANN. §13.1-782 to -791 (West 2013); D.C. CODE §§ 29-1301.01 to 1304.01 (West 2013).

\\jciprod01\productn\H\HLB\4-2\HLB204.txt unknown Seq: 9 29-SEP-14 8:42 2014] Making It Easier For Directors To “Do The Right Thing”? 243 product of a lengthy period of deliberation by Delaware policy makers and the proponents of the benefit corporation movement. The adoption of that statute is important because Delaware is the domicile for a majority of American public companies and the preferred domicile for companies seek- ing to go public.25 The best pathway forward for benefit corporations that wish to go public may therefore be through use of the Delaware statute, because of Delaware’s acceptance among institutional investors, corporate managers, and the intermediaries who raise capital. Thus, I focus my obser- vations on the potentially important nature of the change in power relations created by the benefit corporation model in the new Delaware statute. A close examination of the Delaware statute illustrates how the benefit corporation model works within the traditional framework of American cor- porate governance, but changes the power relations within that framework in modest, but nonetheless, meaningful ways. To begin with, the Delaware stat- ute is mandatory and thus meaningfully distinct from permissive constitu- ency statutes. Under the Delaware statute: A “public benefit corporation” is a for-profit corporation organ- ized under and subject to the requirements of this chapter that is intended to produce a public benefit or public benefits and to oper- ate in a responsible and sustainable manner. To that end, a public benefit corporation shall be managed in a manner that balances the stockholders’ pecuniary interests, the best interests of those materi- ally affected by the corporation’s conduct, and the public benefit or public benefits identified in its certificate of incorporation.26 This general provision is matched by a more specific one directed to the duties of directors, which plainly states: The board of directors shall manage or direct the business and af- fairs of the public benefit corporation in a manner that balances the pecuniary interests of the stockholders, the best interests of those materially affected by the corporation’s conduct, and the specific public benefit or public benefits identified in its certificate of incorporation.27 And Section 367 of the Delaware statute gives stockholders the right to en- force this duty in a derivative suit.28 These statutory provisions operate to create a mandatory, enforceable duty on the part of directors to consider the best interests of corporate constituencies and those affected by the corpora- tion’s conduct when they make decisions. 25 See infra note 57. R 26 DEL. CODE ANN. tit. 8, § 362(a) (2013) (emphasis added). 27 Id. § 365(a) (emphasis added). 28 Id. § 367 (“Stockholders of a public benefit corporation . . . may maintain a derivative lawsuit to enforce the requirements set forth in § 365(a) of this title.”).

\\jciprod01\productn\H\HLB\4-2\HLB204.txt unknown Seq: 10 29-SEP-14 8:42 244 Harvard Business Law Review [Vol. 4 The Delaware statute also creates incentives for the creation of objec- tives and standards that allow for directors to be held accountable for man- aging the corporation in a sustainable and responsible manner. The statute does so by requiring each benefit corporation to include in its statement of business purpose within its certificate of incorporation “[one] or more spe- cific public benefits to be promoted by the corporation . . . .”29 Importantly, the statute does not permit a public benefit corporation to be monocular in focus, by pursuing one public benefit, while otherwise acting irresponsibly toward others affected by the corporation’s conduct. Rather, the statute re- quires both that a public benefit corporation identify at least one specific public benefit it is committed to producing, and that the corporation “oper- ate in a responsible and sustainable manner.”30 Thus, a Delaware benefit corporation must be an overall good corporate citizen, and not just be indul- gent toward one narrow cause or interest. To provide information to investors and other constituencies regarding the corporation’s compliance with its statutory and contractual obligations, the Delaware statute requires that at least every two years public benefit corporations must “provide [their] stockholders with a statement as to the corporation’s promotion of the public benefit or public benefits identified in the certificate of incorporation and of the best interests of those materially affected by the corporation’s conduct.”31 The Delaware statute further speci- fies that the report to stockholders must include: (1) The objectives the board of directors has established to pro- mote such public benefit or public benefits and interests; (2) The standards the board of directors has adopted to measure the corpo- ration’s progress in promoting such public benefit or public bene- fits and interests; (3) Objective factual information based on those standards regarding the corporation’s success in meeting the objec- tives for promoting such public benefit or public benefits and in- terests; and (4) An assessment of the corporation’s success in meeting the objectives and promoting such public benefit or public benefits and interests.32 Not only that, the Delaware statute permits stockholders (or directors them- selves) to adopt bylaws requiring that this statement be made annually, and requiring the corporation to submit to a third-party certification process mea- suring the corporation’s compliance with its stated commitments and objectives.33 These provisions thus promote investment by stockholders who share the corporation’s vision of the social good, by providing them with details 29 Id. § 362(a)(1). 30 Id. § 362(a). 31 Id. § 366(b). 32 Id. § 366(b)(1)–(4). 33 Id. § 366(c).

\\jciprod01\productn\H\HLB\4-2\HLB204.txt unknown Seq: 11 29-SEP-14 8:42 2014] Making It Easier For Directors To “Do The Right Thing”? 245 regarding the corporation’s objectives, information about whether the corpo- ration is being governed consistently with those objectives, and the right to sue to enforce the director’s duties to promote those objectives and to man- age the corporation in a responsible and sustainable manner. Of course, con- sistent with the incremental nature of the benefit corporation reform, the right to receive this information and the right to sue to enforce the directors’ duties is only given to stockholders, and not to other corporate constituen- cies.34 Thus, the benefit corporation model is inherently conservative and its ultimate success in achieving its policy objective will depend on the exis- tence of a sufficient base of investors who not only mouth the belief that corporations should be managed for the best interests of all they materially affect, but in fact act on that belief when real world investing and voting decisions have to be made. These investors also must believe that the returns from such an investment strategy are likely to meet their own financial objectives. The proponents of the movement are not na¨ıve, and therefore benefit corporation statutes, including Delaware’s, shift power within the stock- holder base in a potentially situation-changing manner that gives more power to directors who believe that a less profitable, but more socially re- sponsible, path should be taken—even in the context of a merger or acquisi- tion. By way of concrete example, one of the most important consequences of the Delaware statute is that it makes clear that the Revlon doctrine does not apply to benefit corporations.35 Under Revlon in the traditional public company context, a board of directors that has decided to sell the corporation in a change of control transaction must, within the discretion afforded it by positive regulatory law, sell the corporation to the bidder offering to pay the highest price to the company’s stockholders.36 Because of that, when Revlon applies, a board cannot consider which bidder is likely to be the most re- sponsible steward of the company’s assets in terms of operating them in a manner that is in the best interests of the company’s employees, customers, communities, the environment, or society generally.37 Dollars for stockhold- ers is the only end that may be considered, assuming positive law provides no other barrier. The Delaware statute changes the board’s duty in the sale of control context in a fundamental manner. The board’s obligation to consider other constituencies and society as a whole does not go away in the context of a merger or acquisition. Rather, even if a board concludes that the corporation must be sold for cash because that is necessary to protect the legitimate 34 Id. § 367. 35 Revlon, Inc. v. MacAndrews & Forbes Holdings, Inc., 506 A.2d 173 (Del. 1986). 36 Id. at 182 (explaining that when a corporation is up for sale, the duty of the corpora- tion’s board is to maximize the company’s value for the benefit of its stockholders). 37 Leo E. Strine, Jr., The Social Responsibility of Boards of Directors and Stockholders in Change of Control Transactions: Is There Any “There” There?, 75 S. CAL. L. REV. 1169, 1175-76 (2002) (discussing Revlon).

\\jciprod01\productn\H\HLB\4-2\HLB204.txt unknown Seq: 12 29-SEP-14 8:42 246 Harvard Business Law Review [Vol. 4 interests of stockholders and other constituencies, the board cannot simply decide to sell to the highest bidder. Instead, the board must use its own judgment to choose the best sale partner based on a consideration of all corporate constituencies.38 Thus, in a situation involving the sale of a public benefit corporation where two bidders are both offering a substantial pre- mium to the company’s stockholders that is within a fair range, the board could—and in fact, would have to—prefer a responsible bidder at $44 per share who has a track record of and is willing to make a binding commit- ment to managing in manner that is fair to the corporation’s other constituen- cies and society generally, over a bidder at $46 per share with a track record of poor treatment of workers, consumers, and the environment. Admittedly, the Delaware statute leaves the decision in the first in- stance to the directors. But the reality is that many individual proprietors may be inclined to sell their businesses not to the highest bidder, but to the buyer who combines a fair price with a commitment to treat the businesses’ long time employees and customers well. To the extent that the directors of Delaware benefit corporations wish to do the same, the Delaware statute provides them with not only room to do so, but imposes upon them the binding obligation to consider how all corporate constituencies and society generally will be regarded by the various bidders. I am not as cynical as some, and believe that a substantial segment of corporate directors think that it is important to consider and respect the best interests of employees, con- sumers, communities, and society, even when a corporation must be sold. Giving these directors a clear legal duty to do what their conscience already calls them to do has a behavioral value I do not think should be trivialized.39 But a skeptic might wonder whether boards can in fact make this choice even if they want to do so, because only stockholders are given rights under the statute. There is a legitimate concern that the investors will simply aban- don their principles and demand that the board go with the highest price in the end-game scenario. And if the end-game scenario is one that always involves the other constituencies getting cut out of the gain-sharing process, isn’t it likely that managers of benefit corporations will lack an adequate incentive in prior periods to engage in such gain sharing, lest the stockhold- ers simply exert pressure for the directors to sell the corporation? 38 See DEL. CODE ANN. tit. 8, § 365(a) (2013). 39 As Lynn Stout has noted, “the institution of the corporate board works because we do not, in fact, rely on external incentives and pressures, alone, to motivate directors to do a good job. We also rely on internal pressures—including such internal pressures as a director’s sense of honor; her feelings of responsibility; her sense of obligation to the firm and its shareholders; and, her desire to ‘do the right thing.’” Lynn A. Stout, On the Proper Motives of Corporate Directors (Or, Why You Don’t Want to Invite Homo Economicus to Join Your Board), 28 DEL. J. CORP. L. 1, 8–9 (2003) (citing to social science research on “other-regarding” behavior, where “people behave as if they care about something other than their own payoffs. This ‘other’ might be the welfare of another person, or the fate of an institution like ‘the firm,’ or even an abstract principle such as ‘do the right thing’”).

\\jciprod01\productn\H\HLB\4-2\HLB204.txt unknown Seq: 13 29-SEP-14 8:42 2014] Making It Easier For Directors To “Do The Right Thing”? 247 The Delaware statute has a partial answer to that skepticism that is not without plausibility. That answer rests in the substantial power that even a minority of stockholders who are genuinely committed to the public benefits the corporation is supposed to advance are capable of wielding. Under the Delaware statute, a mere majority of investors cannot approve a certificate or bylaw amendment that would delete or amend provisions committing the corporation to pursue a public benefit or to subject itself to certification by a third-party verification firm.40 Rather, any dilution or change of the corpora- tion’s commitment must be approved by two-thirds of the outstanding shares.41 Importantly, the Delaware statute requires that a public benefit cor- poration cannot merge or consolidate with another entity if, as a result of that transaction, the surviving corporation’s certificate of incorporation “does not contain the identical provisions identifying the public benefit or public benefits pursuant to § 362(a) of this title or imposing requirements pursuant to § 366(c) of this title,” unless the transaction receives approval from two-thirds of the outstanding shares of the benefit corporation.42 These voting requirements could be outcome-determinative in real world situations. Attaining a vote of two-thirds of the outstanding shares is likely to prove difficult, even in a vote on a merger or acquisition.43 Given the velocity of trading, an increasing number of shares are simply not voted by stockholders because so many trades are made after the record date.44 Because of that reality and the need to obtain two-thirds of all shares that could be voted, leverage will be granted to any base of socially responsible investment funds, individual investors, and manager- and employee-stock- holders committed to protecting the public benefits the corporation was es- tablished to serve. The power given to socially responsible investors who vote their consciences to block transactions that do not accord with their expectations of responsible conduct in turn gives the board leverage to actu- ally consider other constituencies and the public interest when making busi- ness decisions. By way of example, the super-majority requirement will make purely profit-oriented stockholders hesitate if a board prefers the fi- nancially firm $44 bid from a socially responsible bidder over the $46 bid 40 DEL. CODE ANN. tit. 8, § 363(c) (2013). 41 Id. § 363(c)(1). 42 Id. § 367(c)(2). 43 See Guhan Subramanian, Steven Herscovici & Brian Barbetta, Is Delaware’s Antitake- over Statute Unconstitutional? Evidence from 1988-2008, 65 BUS. LAW. 685, 687, 730 (2010) (noting that, between 1990 and 2010, not a single hostile bidder was able to attain the support of eighty-five percent of the target’s stockholders and only twelve percent were able to achieve a seventy percent tender, indicating that garnering a two-thirds vote of the outstanding shares for a merger or tender offer is challenging). 44 For example, in the recent Dell going private merger, high trading volumes suggested turnover of as much as 25 or 30 percent in the stockholder base after the record date for the merger vote. See Liz Hoffman, A Long Shot for Dell: Switch to Tender Offer, Law360 (July 18, 2013, 7:39 PM), http://www.law360.com/articles/458694/; Liz Hoffman, Dell Won’t Bend on Vote Count, but Offers New Record Date, Law360 (July 31, 2013, 10:35 AM), http://www. law360.com/articles/461408/.

\\jciprod01\productn\H\HLB\4-2\HLB204.txt unknown Seq: 14 29-SEP-14 8:42 248 Harvard Business Law Review [Vol. 4 from the socially irresponsible bidder. In that scenario, profit-driven stock- holders will think hard before rejecting the lower bid the board has chosen to accept. Why? Because the Delaware statute put practical obstacles between the rejection of the low friendly bid and the ability to actually receive the $46 bid. Unless the board decides to accept the $46 bid, which in this scena- rio would violate its legal duties under the Delaware statute,45 the only way the $46 bidder could proceed is to launch a hostile tender offer, get two- thirds of the outstanding shares, and use that to modify the charter to elimi- nate the social benefit purposes—all to buy a company that will likely have to pay a termination fee to the jilted socially responsible bidder. This reality would likely dissuade a socially irresponsible bidder from coming to the table, because this is not a smooth or toll-free path, as both bidders and the electorate will know. Thus, when the board of a Delaware benefit corporation negotiates in the context of a merger or acquisition, the Delaware statute’s terms give it leverage to extract desirable, enforceable protections for other constituencies as well as commitments to responsible, sustainable conduct from buyers, joint venture partners, and the like. Similarly, the super-majority provisions and the derivative suit provisions of the Delaware statute reduce the room for non-socially responsible interlopers, including potential buyers and ac- tivist hedge funds not concerned about the best interests of other constituen- cies, to act on the company in a way that threatens those constituencies. Under the Delaware statute, the board must consider these interests and can- not compromise them away without facing a lawsuit.46 Furthermore, anyone assuming a board position or control must honor the promises in the certifi- cate of incorporation and bylaws unless she can obtain a two-thirds vote to repeal or dilute them.47 Not only that, but upon assuming a board seat, the insurgents could face the prospect of a derivative suit from investors of the company who remain resolute in their commitment to the corporation’s stated objectives. As important, litigation threats against boards for acting in a manner that arguably requires stockholders to sacrifice some profit in order for the corporation to act as an overall good citizen would be rendered hollow. The board’s good faith balancing of the interests of all constituencies would be entitled to the protection of the business judgment rule and would thus oper- ate as a safe harbor against liability, as Section 365 of the Delaware statute makes explicit.48 Indeed, because the board cannot disregard the interests of other corporate constituencies, stockholders cannot successfully sue them for 45 DEL. CODE ANN. tit. 8, § 363(c) (2013). 46 Id. § 362(a) (2013). 47 Id. § 363(c) (2013). 48 Id. § 365(b) (stating that “with respect to a decision implicating the balance require- ment in subsection (a) of this section,” a director’s fiduciary duties to stockholders will be deemed satisfied if the “director’s decision is both informed and disinterested and not such that no person of ordinary, sound judgment would approve”).

\\jciprod01\productn\H\HLB\4-2\HLB204.txt unknown Seq: 15 29-SEP-14 8:42 2014] Making It Easier For Directors To “Do The Right Thing”? 249 failing to sacrifice those constituencies simply because more short-term profit could be obtained by doing so. Critically, although the Delaware statute does vitiate any profit max- imization duty, the statute does not in any way relax the traditional protec- tions that Delaware corporate law provides to investors. Directors and managers of public benefit corporations are not permitted any insulation from the intense scrutiny that Delaware law gives to self-dealing transac- tions under the entire fairness standard,49 or to actions that might be moti- vated by a desire to remain in office.50 No kind of equity investor has any rational incentive to tolerate self-interested action by top dogs like directors and key executives, because such behavior has a negative effect on all cor- porate constituencies, not just stockholders. Put bluntly, purely profit-moti- vated mutual funds, socially responsibly mutual funds, and employee- focused union pension funds all have a shared interest in making sure that corporate managers do not siphon corporate resources into their own pockets unfairly, because that leaves less of the pie for all corporate constituencies to share. Based on my experience, the shifts in the power balance that the benefit corporation statute makes can be meaningful in real-world, high-stakes con- texts. But, for the statutes to have the systemic effect desired by the benefit corporation movement, several important questions will have to be answered in the right way. In particular, the first wave of entrepreneurs who drape themselves in the benefit corporation garb bear a special responsibility for the movement’s ultimate fate. If their commitment to social responsibility is simply a green- washed cloak for a desire to squeeze out profits for themselves and stock- holders by feigning but not actually having a sincere regard for other corpo- rate constituencies, the benefit corporation movement will quickly lose credibility among socially responsible investors and policymakers. Matching conduct with verbal commitments will be very important. By way of histori- cal example, the labor movement harbors resentment toward corporate man- agers over the constituency statute movement, perceiving these statutes to have served no meaningful purpose in securing jobs for workers but to have operated only to give top executives leverage to extract golden parachutes or continued employment for themselves when facing takeover bids.51 49 See, e.g., Weinberger v. UOP, Inc., 457 A.2d 701 (Del. 1983). 50 See, e.g., Unocal Corp. v. Mesa Petroleum Co., 493 A.2d 946, 954 (Del. 1985) (direc- tors cannot act “out of a sole or primary purpose to entrench themselves in office”); Schnell v. Chris-Craft Industries, Inc., 285 A.2d 437, 439 (Del. 1971) (board may not inequitably manip- ulate corporate machinery to disenfranchise the stockholders and “perpetuat[e] itself in office”). 51 See John W. Cioffi, Fiduciaries, Federalization, and Finance Capitalism: Berle’s Am- biguous Legacy and the Collapse of Countervailing Power, 34 SEATTLE U. L. REV. 1081, 1112 (2011) (noting that “[p]aradoxically, the legal recognition of nonshareholder interests served only to entrench and empower management” and adding that “[m]anagerial interests and organized labor spearheaded the political support for constituency statutes . . . . Labor, how-

\\jciprod01\productn\H\HLB\4-2\HLB204.txt unknown Seq: 16 29-SEP-14 8:42 250 Harvard Business Law Review [Vol. 4 Likewise, there is a serious question regarding just how committed so- called socially responsible investment funds are and whether they will vote their consciences and supposedly long-term perspective if a short-term sell- out or corporate finance gimmick is really attractive in terms of its immedi- ate effect on a corporation’s stock price. Even now, there are socially respon- sible investment funds that appear to vote their shares in line with all the other funds of their mutual fund family, and to take no special efforts to vote in a way that is consistent with the fund’s supposed commitment to social responsibility.52 And just how large a fraction of the investor base of public corporations will consist of such funds? Notably, there is no discernible con- nection between the benefit corporation movement and labor-union affiliated funds. Although one would think that union-affiliated funds might have a special interest in developing voting policies that focus on promoting an accountability structure for directors, which permit them to pursue long-term profit in a manner that takes into account the best interests of employees, union funds have concentrated largely on activism in line with that of typical investors in recent years. To wit, union funds have supported the rollback of takeover defenses and the adoption of electoral reforms to make boards of directors more, and not less, subject to the desire of momentary stockholder majorities to pursue a course of action because of its short-term effect on stock prices.53 Even with the super-majority requirements in the Delaware ever, occupied a subordinate position in the antitakeover alliance. By the 1980s, unions had lost far too much political and economic strength to push for enforceable governance rights or formal representation in the institutions of firm governance. Labor . . . served as a legitimating fig leaf for managerial power”); Joseph William Singer, Jobs and Justice: Rethinking the Stakeholder Debate, 43 U. TORONTO L.J. 475, 503 (1993) (arguing that constituency statutes “may do nothing more than entrench managerial power” and “[t]o the extent that worker interests diverge from managerial interests, the result may actually be harmful to workers”). 52 For example, Vanguard’s FTSE Social Index Fund—which is marketed to socially con- scious investors—only invests in companies that meet certain social, human rights, and envi- ronmental criteria, but is subject to the same voting guidelines that govern all Vanguard funds. This indicates that Vanguard believes that shareholder proposals related to social policy issues are ordinary business matters that should be left to the company’s board and managers and that Vanguard generally abstains from voting on such proposals. VANGUARD, PROXY VOTING GUIDELINES, https://about.vanguard.com/vanguard-proxy-voting/voting-guidelines/ (last vis- ited Jan. 6, 2014). Indeed, it appears as though the FTSE Social Index Fund voted in exactly the same manner as all other Vanguard funds, including on socially-oriented shareholder pro- posals. Compare Vanguard FTSE Social Index Fund, Form N-PX, Aug. 31, 2013, available at https://personal.vanguard.com/pub/Pdf/proxyvote0213.pdf, with Vanguard 500 Index Fund, Form N-PX, Aug. 31, 2013, available at https://personal.vanguard.com/pub/Pdf/proxyvote 0040.pdf. 53 For example, according to ProxyMonitor.org, which tracks shareholder proposals, the American Federation of State, County and Municipal Employees (AFSCME) has sponsored proposals to declassify the boards of Alcoa, Emerson Electric Company, Hess, L Brands (which owns Bath & Body Works and Victoria’s Secret), and SunTrust Banks, and it sponsored a proposal to increase proxy access at Hewlett-Packard. The International Brotherhood of Electric Workers (IBEW) sponsored proposals to declassify the boards of CenturyLink and Constellation Energy Group, and it sponsored a proposal to submit the company’s poison pill to a shareholder vote at Walgreens. Pension Reserves Investment Management (MA) spon- sored proposals to declassify the boards of Air Products & Chemicals, Ashland Inc., Costco, and Jacobs Engineering Group. Trowel Trades sponsored a proposal to submit the company’s

\\jciprod01\productn\H\HLB\4-2\HLB204.txt unknown Seq: 17 29-SEP-14 8:42 2014] Making It Easier For Directors To “Do The Right Thing”? 251 statute, it is difficult to see how the accountability structure for directors can change unless a material segment of the institutional investor vote emerges that is genuinely, consistently, and effectively focused on social responsibil- ity. Absent any effective voice by socially responsible investors, boards of directors will naturally gravitate toward focusing solely on the only interest group wielding real power: stockholders acting singularly based on a profit motive. But another crucial question for the benefit corporation to answer af- firmatively is whether benefit corporations can generate results for equity investors that inspire confidence that companies doing it the right way will generate long-run returns consistent with prudent portfolio growth. One of the reasons why entrepreneurs of all generations find the benefit corporation model appealing is because of its supposedly better alignment with the time horizons required to make a business most sustainably profitable. Many hard-headed executives find the public markets’ and institutional investor community’s obsessive focus on quarterly earnings and rapid portfolio turno- ver to be inconsistent with the need for the managers of actual productive enterprises to develop new products and services, bring them to market, and deliver value to consumers that leads them to become committed custom- ers.54 The benefit corporation model supposedly addresses that concern by providing breathing room to corporate executives from short-term pressures. Not only that, advocates for the benefit corporation argue that doing things the right way is the profitable way in the long run, because regulatory short- cuts, product quality compromises, and the like tend to get discovered and result in corporate failures and underperformance.55 The power of the profit maximization principle, though—so the argument goes—prevents public corporations from operating optimally even for stockholders, as managers poison pill to a shareholder vote at Yum! Brands. UNITE HERE sponsored a proposal to declassify the board at Parker Hannifin. Proposals by the AFL-CIO have generally been fo- cused on executive compensation, separating the CEO position from the chairman of the board of directors, and disclosure of political spending. ProxyMonitor.org Results Page, http://proxy monitor.org/Results.aspx (last visited Mar. 1, 2014). 54 Aspen Inst., Overcoming Short-termism: A Call for a More Responsible Approach to Investment and Business Management (Sep. 9, 2009), http://www.aspeninstitute.org/sites/de- fault/files/content/docs/pubs/overcome_short_state0909_0.pdf (including signatures from prominent business leaders like Warren Buffett, John Bogle, Louis Gerstner, Jr., and others); see also CFA Ctr. for Fin. Mkt. Integrity & Bus. Roundtable Inst. for Corporate Ethics, Break- ing the Short-Term Cycle: Discussion and Recommendations on How Corporate Leaders, As- set Managers, Investors, and Analysts Can Refocus on Long-Term Value (2006), www. corporate-ethics.org/pdf/Short-termism_Report.pdf. 55 See, e.g., Janet E. Kerr, Sustainability Meets Profitability: The Convenient Truth of How the Business Judgment Rule Protects a Board’s Decision to Engage in Social Entrepreneur- ship, 29 CARDOZO L. REV. 623, 664 (2007) (noting that “social and environmental perform- ance is positively correlated with financial performance” and providing examples); Michael Porter & Mark Kramer, Creating Shared Value: How to Reinvent Capitalism—and Unleash a Wave of Innovation and Growth, HARV. BUS. REV. (Jan.-Feb. 2011); see also Mark J. Loewen- stein, Benefit Corporations: A Challenge in Corporate Governance, 68 BUS. LAW. 1007, 1037–38 (2013) (finding Porter & Kramer’s argument—that creating shared value may result in greater long-term profitability—to be persuasive).

\\jciprod01\productn\H\HLB\4-2\HLB204.txt unknown Seq: 18 29-SEP-14 8:42 252 Harvard Business Law Review [Vol. 4 cannot chart a sound long-term course without disruption from powerful short-term interests who can displace them.56 Skeptics of the benefit corpora- tion movement will therefore look for a record of long-term returns that is consistent with the movement’s argument that doing things the right way will produce sound returns to equity investors themselves. For deal junkies, there are two other questions that will have to be an- swered affirmatively for the benefit corporation movement to become dura- ble. First and foremost, benefit corporations must pass the “going public” test. How will the public markets price the first benefit corporations that go public, and will there be a discount over the traditional corporate model? One reason why Delaware has an even more pronounced advantage in the IPO market is the skepticism underwriters and stockholders have about the desire of an entrepreneur to incorporate in her state of residence, particularly if that state has very strong antitakeover laws and a constituency statute.57 Delaware is seen as a jurisdiction where stockholders get a fair shake and corporate boards are accountable to stockholders when considering takeover bids. Of course, the answer to this question may be primarily determined by how hot a company the entrepreneur has created. Given investors’ ardent desire to buy stock of corporations that go public with dual-class voting structures giving the public investors no meaningful influence over the cor- poration’s board of directors or future,58 a benefit corporation with the right market appeal should be able to pass the “going public” test. But until that happens, doubts will remain. 56 See, e.g., Lynne L. Dallas, Short-Termism, the Financial Crisis, and Corporate Govern- ance, 37 J. CORP. L. 265, 269 (2012); Emeka Duruigbo, Tackling Shareholder Short-Termism and Managerial Myopia, 100 KY. L.J. 531 (2012); David Millon, Shareholder Social Respon- sibility, 36 SEATTLE U. L. REV. 911, 912 (2013). 57 Compare Jeffrey R. Wolters, Delaware Law Pitfalls in IPOs, ABA BUS. L. TODAY, http://www.americanbar.org/publications/blt/2013/11/delaware_insider.html (last visited Feb. 14, 2014) (noting that “[a]pproximately 85 percent of U.S. IPOs in 2013 involved Delaware corporations”), with Division of Corporations, About Agency, DELAWARE DEPARTMENT OF STATE, http://www.corp.delaware.gov/aboutagency.shtml (last visited Feb. 14, 2014) (“More than 50% of all publicly-traded companies in the United States including 64% of the Fortune 500 have chosen Delaware as their legal home.”). See, e.g., Steven Lipin, Firms Incorporated in Delaware Are Valued More By Investors, WALL ST. J. (Feb. 28, 2000); William J. Carney, George G. Shepherd, Joanna Shepherd Bailey, Lawyers, Ignorance, and the Dominance of Delaware Corporate Law, 2 HARV. BUS. L. REV. 123, 125 (2012); Omari Scott Simmons, Branding the Small Wonder: Delaware’s Dominance and the Market for Corporate Law, 42 U. RICH. L. REV. 1129, 1129 n. 3 (2008); Brian J. Broughman, Jesse M. Fried & Darian Ibrahim, Delaware Law as Lingua Franca: Evidence from VC-backed Startups (Harvard John M. Olin Center for Law, Economics, and Business, Discussion Paper No. 721, 2012), http://www.law. harvard.edu/programs/olin_center/papers/pdf/Fried_et%20al_721.pdf (“firms wishing to sell their shares to mostly out-of-state public investors through an IPO may also choose Delaware law in part to provide a common language to their shareholders”). 58 See, e.g., Steven M. Davidoff, New Share Class Gives Google Founders Tighter Con- trol, N.Y. TIMES: DEALBOOK (Apr. 13, 2012, 9:17 AM), http://dealbook.nytimes.com/2012/04/ 13/new-share-class-gives-google-founders-tighter-control/?_php=true&_type=blogs&_r=0 (noting that hot, IPO-stage companies such as Google, Facebook, LinkedIn, and Groupon went public with dual class voting structures that gave their creators control).

\\jciprod01\productn\H\HLB\4-2\HLB204.txt unknown Seq: 19 29-SEP-14 8:42 2014] Making It Easier For Directors To “Do The Right Thing”? 253 Finally, there is a large question about how benefit corporations can honor their commitment if they are sold to much larger companies. It is a natural part of the growth cycle of many emerging companies to be acquired by a much larger organization. This has already happened to socially minded corporations such as Ben and Jerry’s, which was acquired by Unilever,59 and Plum Organics, which was acquired by Campbell’s Food.60 Although in both cases, the sold corporation is operating as a subsidiary with a charter still requiring it to pursue the public benefits to which it was committed, the sold corporation lacks any direct stockholders, is a very small unit of a much larger corporation, and it is therefore difficult for even very committed so- cially responsible investors to monitor these companies’ fulfillment of their commitments.61 To do so requires the socially responsible investor to invest in the parent corporation, which is not a benefit corporation, and to take the time to monitor performance at a particular subsidiary. But to raise this ques- tion is to perhaps hit upon the less incremental, ultimate goal of the benefit corporation movement. That goal is to replace the standard rules of governance set forth in statutes like the Delaware General Corporation Law with those set forth in benefit corporation statutes so that all public companies must be governed in a manner that accords respect to the best interests of all corporate constitu- encies and that all corporations must be governed in a responsible and sus- tainable manner. Viewed in that way, subsidiaries that must be governed as benefit corporations are seeds the benefit corporation movement is glad to sow and hopes to see grow. 59 Anne Field, Ben & Jerry’s, Poster Child for the B Corp Movement, Becomes a B Corp, FORBES (Oct. 22, 2012, 12:31 PM), http://www.forbes.com/sites/annefield/2012/10/22/ben-jer- rys-poster-child-for-the-b-corp-movement-becomes-a-b-corp/ (noting that Ben & Jerry’s, the socially responsible ice cream company, was purchased by Unilever in 2000). 60 Press Release, Campbell Soup Co., Campbell Completes Acquisition of Plum Organics (June 13, 2013, 4:54 PM), available at http://online.wsj.com/article/PR-CO-20130613-909795. html. 61 See Field, supra note 59 (noting that Ben & Jerry’s, as a Unilever subsidiary, has its B R Corp certification and has continued to do social good); Jena McGregor, Creating a Class of “Do Good” Companies, WASH. POST (Sept. 20, 2013, 3:10 PM), http://www.washingtonpost. com/blogs/on-leadership/wp/2013/09/20/creating-a-class-of-do-good-companies/ (noting that Plum Organics, which was acquired by Campbell Soup Company in June 2013, became a Delaware public benefit corporation in August 2013).

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Morrison & Foerster Discusses Publicly Traded Public Benefit Corporations

By Alexa Belonick, Susan H. Mac Cormac and Alfredo B. D. Silva September 16, 2020

Comment

In 2013, Delaware passed legislation adopting a new corporate form, the public benefit corporation (PBC), with a view to allowing directors of for-profit corporations to take actions not just in pursuit of stockholder returns, but also with the "[intent] to produce a public benefit or benefits and to operate in a responsible and sustainable manner." [1] Over the past few years, thousands of social ventures, as well as more traditional companies, have incorporated as PBCs, with one study reporting 295 venture-backed PBCs as having raised a combined $2.5 billion from 2013 to 2019. This is in part due to decisions made by the non-profit B Lab, which required that Delaware corporations paying for the license to use its "B Corporation" mark adopt the PBC or other benefit corporation form to maintain their status. It is also due to a rise in "impact" investing in the private markets and an emphasis by prominent institutional investors such as BlackRock on sustainable, long-term investment and growth and environmental, social and governance (ESG) factors. Until recently, however, only one PBC had gone public and listed on a national securities exchange.

This is not particularly surprising: institutional stockholders tend to be wary of novel structuring and dramatic changes to corporate governance practices. With so much at stake in a company's initial public offering (IPO), issuers and underwriters are often wary of adding factors to the mix that might spook the market. The PBC's shift in fiduciary duties to include a chosen public benefit has been no exception. Indeed, even B Corporations that had already gone public with a stated focus on values, like Etsy, the e-commerce site for handmade and vintage crafts and other items, elected for a variety of reasons not to convert into a PBC and to allow B Lab's certification to lapse.

Times have changed. In July 2020, two companies successfully went public that were both PBCs and certified B Corporations. We are optimistic that in addition to immediately tripling the number of such listed companies, this will normalize the PBC form among capital markets investors and make it easier for more companies to IPO as PBCs and certified B Corporations in the future—particularly as institutional investors become more familiar with the form and as retail investors and consumers increasingly demand that companies they invest in and buy from commit themselves to ethical and sustainable behavior.

The Publicly Traded PBCs

In some ways, the three publicly traded PBCs have very little in common:

- Laureate Education, Inc., an owner and operator of higher education institutions in various countries teaching design, hospitality, culinary and business courses, completed its IPO on February 2, 2017, listing on Nasdaq. Operating pre-IPO with the primary financial backing of private equity investor KKR, Canadian pension fund CDPQ and various family offices, the Maryland-based company converted into a PBC in 2015, two years before its IPO, after over 20 years of existence as both a public and private company. After raising $490 million in its IPO, Laureate saw its stock price drop initially before slowly climbing to a peak in early 2020 of 150% its IPO price, after which the economic shock due to COVID-19 eliminated such gains, with the stock trading just below the original IPO price by August 2020.
- Lemonade Inc., a property and casualty insurance company, completed its IPO on July 2, 2020, listing on the New York Stock Exchange (NYSE). Operating pre-IPO with the primary financial backing of SoftBank and a group of venture capital investors, including Sequoia Capital and Aleph LP, the New York-based company converted into a PBC in 2016, four years before its IPO and just one year after its original incorporation. Raising $319 million in its IPO, Lemonade's stock price soared to double the IPO price on the first day of trading, where it remained steady for the subsequent two months.

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10/16/2020 Morrison & Foerster Discusses Publicly Traded Public Beneﬁt Corporations | CLS Blue Sky Blog Vital Farms, Inc., a provider of eggs and dairy from humanely- and pasture-raised animals, completed its IPO on July 31, 2020, listing on Nasdaq. Operating preIPO with the primary financial backing of the corporate venture capital arm of Whole Foods Market and various venture capital and growth equity investors, the Texas-based company converted into a PBC in 2017, three years before its IPO, after existing privately as a standard Delaware corporation for about four years. After raising $204 million in its IPO, Vital Farms saw its stock price jump 60%, also remaining steady for the subsequent month. Lessons from PBC IPOs That these three companies are so different is itself important: they prove that the PBC form is not just for “social ventures” or some limited subset of industry verticals. What they have in common, however, will be instructive for companies considering going public as a PBC (or for existing public companies considering conversion to a PBC). Focus on Mission First and foremost, these companies have sold their focus on a carefully crafted mission as a key component of the investment thesis. While the model “benefit corporation” statute adopted by many states specifies the public benefits a company must pursue, the board and shareholders of each Delaware PBC adopt a specifically chosen mission set forth in their certificate of incorporation. Each company portrays its mission as a way of differentiating itself, most significantly to consumers, and likely with a particular eye to industry competitors and reputation. Laureate, a company in the for-profit higher education space, in its investor letter described itself as having the “head” of a business with the “heart” of a non-profit. Given Laureate’s substantial presence outside the U.S., the company likely also viewed a focus on mission as a meaningful branding tool in a field that, in such countries, has traditionally been the province of the public sector. Lemonade made explicit in its prospectus its goal to decouple its financial incentives from variability in claims, by generally donating excess premiums to nonprofits selected by Lemonade customers. Both Laureate and Lemonade operate in industries that have faced criticism for the inherent tension between profit-maximizing incentives and customer outcomes, and the PBC form is a meaningful way to communicate to customers a real intention to address that tension. In addition, the target market for Laureate and Lemonade skews towards younger consumers, where the branding impact of being cutting edge and socially conscious may be particularly meaningful. Vital Foods’ mission is inherently more intrinsic to its business model, and the detailed public benefits included in its charter and relatively lengthy discussion in its IPO prospectus reflect the many aspects of mission relevant to its operations, including not only the customer and the product but also employees, farms and suppliers, animals and the environment. The three companies also have in common an ability to maintain the missions agreed to by their respective pre-IPO shareholders, even as public companies, through voting control at the board or stockholder level. Changing a PBC’s public benefit statement, eliminating PBC status entirely, or converting from a regular Delaware corporation into a PBC all are effected by an amendment to a corporation’s certificate of incorporation, which requires approval of a Delaware corporation’s board of directors and the affirmative vote of at least a majority of the corporation’s outstanding voting power. In the case of Laureate, the pre-IPO stockholders held “Class B” shares with ten times the voting rights of the public investors’ shares, making it impossible to eliminate that company’s PBC status or change its mission without support of the pre-IPO investors that enacted those provisions in the first place. Lemonade and Vital Health do not have dual-class stock, but pre-IPO investors retain significant stakes in those companies, and through their classified board structures, it would be difficult for investors not aligned with the companies’ missions to quickly effect any change. As for PBCs contemplating going public without a controlling voting block, in addition to using classified boards to lock in mission and defended against activist investors, the company’s certificate of incorporation can set a supermajority approval threshold to amend or eliminate the chosen public benefit. That said, given this stickiness of a public PBC’s mission, post-IPO investors are likely to buy into the public benefit investment thesis, and may themselves be less likely to vote to eliminate it. Emphasis on Returns The three IPOs also each show that being a PBC can be good, and big, business. The IPOs were each in the nine-figure range, with the largest coming in at nearly half a billion dollars. These are not “small potatoes.” Further, the most recent two IPOs clearly out-performed the underwriters’ expectations of the market’s valuations for those companies. The prospect of achieving significant economic returns for investors while balancing mission has been a key concern for PBCs since their inception. It therefore may not be surprising that each of the three IPO prospectuses included a letter to stockholders from the companies’ founders discussing the companies’ beliefs and values while highlighting growth strategy. This once-rare practice has become increasingly common in IPOs, where even for non- PBC companies, a primary purpose of the letter is to link these two potentially competing concepts and manage investor expectations. Disclosures, Reporting and Accountability As one would expect, the prospectuses for each IPO also include risk factors regarding the potential risks associated with PBC status. All three include disclosure regarding the potential for lower return due to their PBC status, providing protection for the company in the event that notwithstanding the theses behind the investor letters, a focus on public benefit nevertheless detracts from the bottom line. The most recent two prospectuses also included risk factors related to the potential for stockholder derivative litigation to enforce mission, likely spurred by recent legislation to amend the Delaware code to provide more clarity around such procedures. [2] Interestingly, Lemonade’s prospectus also included language noting that failure to achieve that company’s https://clsbluesky.law.columbia.edu/2020/09/16/morrison-foerster-discusses-publicly-traded-public-beneﬁt-corporations/ 2/3

10/16/2020 Morrison & Foerster Discusses Publicly Traded Public Beneﬁt Corporations | CLS Blue Sky Blog public benefit might itself “have a material adverse effect on reputation,” and therefore returns, reflecting the idea that Lemonade’s PBC and certified B Corporation status is an important component of the company’s marketing efforts and therefore a driver for growth. As required by SEC rules, the prospectuses also summarize certain material elements of the Delaware code applicable to PBCs, including the requirement to at least biennially make available to stockholders a report on public benefit performance and an assessment of the company’s success in achieving its stated public benefits. Each of the three companies note that they have elected, as optionally provided under Delaware law, to have B Lab provide its B Corporation certification as evidence of social and environmental performance, accountability and transparency. Final Thoughts Having two PBCs IPO within such a short amount of time, and after such a hiatus, is itself noteworthy. Investors and consumers, activists and advocates, regulators and other stakeholders have for years been discussing the need for increased disclosures and board consideration of ESG factors in public companies. Indeed, many public companies have been voluntarily reporting on ESG already, and as a result of this investor pressure, the SEC recently approved final rules requiring additional disclosure around human capital measures that touch on various aspects of ESG and will likely enhance communications and efforts around diversity and inclusion as well. Ultimately, though, an obligation to report on ESG considerations and risks is not the same as an obligation to pursue a public benefit potentially to the detriment of short-term stockholder value. Adopting a PBC form allows boards of directors and management to balance these considerations and make the choices they think are right, while having a defense from activist stockholders that may be off-put by a quarter or year of lower-than-hoped results. Because of this, PBCs have been touted as a potential solution both to the problem of short-termism in issuer and investor behaviors and to companies seeking to maximize profits for stockholders and passing associated negative externalities to the public at large. It would seem the market is ready to put its money where its mouth is, so to speak, by investing in companies that are required by law to pursue and report on a public benefit. ENDNOTES [1] Del. C. §362. The PBC is substantially different from the model “benefitcorporation” form adopted in many states, providing more protection to boards of directors and management and looking much more similar to the social purpose corporation form adopted in California. Importantly, the certificate of incorporation of a PBC specifies a chosen public benefit or benefits approved by stockholders, rather than an array of public benefits mandated by the statute. [2] See Morrison & Foerster’s blog post. This post comes to us from Morrison & Foerster LLP. It is based on the firm’s memorandum, “Capital Markets Embrace a Novel Corporate Form,” dated September 3, 2020, and available here. Leave a Reply Your email address will not be published. Required fields are marked * Comment Name * Email * Post Comment COLUMBIA LAW SCHOOL Home About Contact Subscribe or Manage Your Subscription Powered by WordPress.com VIP © Copyright 2020, The Trustees of Columbia University in the City of New York. https://clsbluesky.law.columbia.edu/2020/09/16/morrison-foerster-discusses-publicly-traded-public-beneﬁt-corporations/ 3/3

The following are excerpts from a transcript of an interview given by Peter Gassner, Chief Executive Officer of Veeva Systems Inc., at an online Summit Q&A, on October 14, 2020, which is available at Veeva’s website. The excerpts contain only those portions of the transcript relating to discussions of exploring a public benefit corporation. Q: I heard Veeva’s announcement to explore becoming a public benefit corporation. This is encouraging as it’s more than just words and a mission statement. What was the idea behind the PBC? A: The basic idea behind the PBC is to align our official legal certificate of incorporation with how we operate the company. So how we operate the company is in what’s called a multi-stakeholder way: we care about employees, we care about customers, we care about society in general, and we care about our shareholders. The management team of the company and especially the board has always made decisions that way since we’ve been in existence for 13 years. Our certificate of incorporation, like many other companies, don’t have that in them. They say they make return for the shareholders. So we wanted to explore taking this step and aligning our certificate of incorporation in the way we actually operate the company, so we’re in the process of gathering feedback from customers, investors and employees and we may put that to a shareholder vote. The idea was pretty simple and it’s to protect the way we operate for the future because we’re starting to get relatively important to the life sciences industry, and the life sciences industry is a super important industry. We feel for us that we just want to make it clear that we’re in this for the long term and it’s about more than just shareholder returns.